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                                                                 EXHIBIT (10)(e)


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                                    SERVICE REQUEST


                                          PLATINUM
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                                  INVESTOR(SM) III
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                             AMERICAN GENERAL LIFE

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PLATINUM INVESTOR--FIXED OPTION                                          Neuberger Berman Advisers Management Trust
 .  Division 301 - Declared Fixed Interest Account                       ------------------------------------------
                                                                            .  Division 286 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
AIM Variable Insurance Funds                                             North American Funds Variable Product Series I
----------------------------                                             ----------------------------------------------
  .  Division 260 - AIM V.I. International Equity                           .  Division 263 - International Equities
  .  Division 261 - AIM V.I. Value                                          .  Division 264 - MidCap Index
                                                                            .  Division 265 - Money Market
American Century Variable Portfolios, Inc.                                  .  Division 266 - Nasdaq-100 Index
------------------------------------------                                  .  Division 269 - Science & Technology
  .  Division 262 - VP Value                                                .  Division 268 - Small Cap Index
                                                                            .  Division 267 - Stock Index
Ayco Series Trust
-----------------                                                        PIMCO Variable Insurance Trust
  .  Division 270 - Ayco Large Cap Growth Fund I                         ------------------------------
                                                                            .  Division 288 - PIMCO Real Return Bond
Dreyfus Investment Portfolios                                               .  Division 287 - PIMCO Short-Term Bond
-----------------------------                                               .  Division 289 - PIMCO Total Return Bond
  .  Division 273 - MidCap Stock
                                                                         Putnam Variable Trust
Dreyfus Variable Investment Fund                                         ---------------------
--------------------------------                                            .  Division 290 - Putnam VT Diversified Income
  .  Division 271 - Quality Bond                                            .  Division 291 - Putnam VT Growth and Income
  .  Division 272 - Small Cap                                               .  Division 292 - Putnam VT Int'l Growth and Income

Fidelity Variable Insurance Products Fund                                SAFECO Resource Series Trust
-----------------------------------------                                ----------------------------
  .  Division 277 - VIP Asset Manager                                       .  Division 293 - Equity
  .  Division 276 - VIP Contrafund                                          .  Division 294 - Growth Opportunities
  .  Division 274 - VIP Equity-Income
  .  Division 275 - VIP Growth                                           The Universal Institutional Funds, Inc.
                                                                         ---------------------------------------
Janus Aspen Series - Service Shares                                         .  Division 295 - Equity Growth
-----------------------------------                                         .  Division 296 - High Yield
  .  Division 280 - Aggressive Growth
  .  Division 278 - International Growth                                 Vanguard Variable Investment Fund
  .  Division 279 - Worldwide Growth                                     ---------------------------------------
                                                                            .  Division 297 - High Yield Bond
J.P. Morgan Series Trust II                                                 .  Division 298 - REIT Index
---------------------------
  .  Division 281- J.P. Morgan Small Company                             Van Kampen Life Investment Trust
                                                                         --------------------------------
MFS Variable Insurance Trust                                                .  Division 299 - Strategic Stock
----------------------------
  .  Division 284 - MFS Capital Opportunities                            Warburg Pincus Trust
  .  Division 282 - MFS Emerging Growth                                  --------------------
  .  Division 285 - MFS New Discovery                                       .  Division 300 - Small Company Growth
  .  Division 283 - MFS Research
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AGLC0223

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 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                      GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                     FINANCIAL GROUP
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION             |
                                  | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (If other than an insured):_______________________________
        ALL REQUESTS.             | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE                     |
                                  | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
Complete this section if the name | __________________________________________________    __________________________________________
of one of the Contingent Insureds,|
 Owner, Payor or Beneficiary has  | Reason for Change:  (Circle One)   Marriage   Divorce   Correction   Other
 changed. (Please note, this does | (Attach copy of legal proof)
    not change the Contingent     |
   Insureds, Owner, Payor or      |
    Beneficiary designation)      |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION                PREM % DED %  INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | AIM VARIABLE INSURANCE FUNDS                     NORTH AMERICAN FUNDS VARIABLE PRODUCT
       PERCENTAGES                | (260) AIM V.I. International Equity _____ _____   SERIES I
                                  | (261) AIM V.I. Value                _____ _____  (263) International Equities       _____ _____
  Use this section to indicate    |                                                  (264) MidCap Index                 _____ _____
     how premiums or monthly      | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       (265) Money Market                 _____ _____
 deductions are to be allocated.  | (262) VP Value                      _____ _____  (266) Nasdaq-100 Index             _____ _____
 Total allocation in each column  |                                                  (269) Science & Technology         _____ _____
     must equal 100%; whole       | AYCO SERIES TRUST                                (268) Small Cap Index              _____ _____
         numbers only.            | (270) Ayco Large Cap Growth Fund I  _____ _____  (267) Stock Index                  _____ _____
                                  |
                                  | DREYFUS INVESTMENT PORTFOLIOS                    PIMCO VARIABLE INSURANCE TRUST
                                  | (273) MidCap Stock                  _____ _____  (288) PIMCO Real Return Bond       _____ _____
                                  |                                                  (287) PIMCO Short-Term Bond        _____ _____
                                  | DREYFUS VARIABLE INVESTMENT FUND                 (289) PIMCO Total Return Bond      _____ _____
                                  | (271) Quality Bond                  _____ _____
                                  | (272) Small Cap                     _____ _____  PUTNAM VARIABLE TRUST
                                  |                                                  (290) Putnam VT Diversified Income _____ _____
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        (291) Putnam VT Growth and Income  _____ _____
                                  | (277) VIP Asset Manager             _____ _____  (292) Putnam VT Int'l Growth and
                                  | (276) VIP Contrafund                _____ _____         Income                      _____ _____
                                  | (274) VIP Equity-Income             _____ _____
                                  | (275) VIP Growth                    _____ _____  SAFECO RESOURCE SERIES TRUST
                                  |                                                  (293) Equity                       _____ _____
                                  | JANUS ASPEN SERIES - SERVICE SHARES              (294) Growth Opportunities         _____ _____
                                  | (280) Aggressive Growth             _____ _____
                                  | (278) International Growth          _____ _____  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (279) Worldwide Growth              _____ _____  (295) Equity Growth                _____ _____
                                  |                                                  (296) High Yield                   _____ _____
                                  | J.P MORGAN SERIES TRUST II
                                  | (281) J.P Morgan Small Company      _____ _____  VANGUARD VARIABLE INVESTMENT FUND
                                  |                                                  (297) High Yield Bond              _____ _____
                                  | MFS VARIABLE INSURANCE TRUST                     (298) REIT Index                   _____ _____
                                  | (284) MFS Capital Opportunities     _____ _____
                                  | (282) MFS Emerging Growth           _____ _____  VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (285) MFS New Discovery             _____ _____  (299) Strategic Stock              _____ _____
                                  | (283) MFS Research                  _____ _____
                                  |                                                  WARBURG PINCUS TRUST
                                  | NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST       (300) Small Company Growth         _____ _____
                                  | (286) Mid-Cap Growth                _____ _____
                                  |                                                  Other:_______________________      _____ _____
                                  |                                                  (301) Declared Fixed Interest
                                  |                                                         Account                     _____ _____
                                                                                                                         100%  100%
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AGLCO223                                                       PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |
       PAYMENT/BILLING            |                                                $_____ Monthly (Bank Draft Only)
       METHOD CHANGE              |
                                  | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
                                  |
Complete this section if applying | Unless I/we have directed cancellation of the policy, I/we request that a:
for a Certificate of Insurance or |
 duplicate policy to replace a    |             _______Certificate of Insurance at no charge
 lost or misplaced policy. If a   |
 full duplicate policy is being   |             _______Full duplicate policy at a charge of $25
requested, a check or money order |
 for S25 payable to AGL must be   | be issued to me/us. If the original policy is located, I/we will return the Certificate
  submitted with this request.    | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
                                  | I want: $________________ ($100 minimum) taken from the Money Market Division and transferred to
     ($5,000 minimum initial      | the following Divisions:
accumulation value) An amount may |
be deducted periodically from the | AIM VARIABLE INSURANCE FUNDS                    NORTH AMERICAN FUNDS VARIABLE PRODUCT
Money Market Division and placed  | (260) AIM V.I. International Equity    $______   SERIES I
 in one or more of the Divisions  | (261) AIM V.I. Value                   $______  (263) International Equities           $______
   listed. The Declared Fixed     |                                                 (264) MidCap Index                     $______
Interest Account is not available | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (266) Nasdaq-100 Index                 $______
for Dollar Cost Averaging. Please | (262) VP Value                         $______  (269) Science & Technology             $______
refer to the prospectus for more  |                                                 (268) Small Cap Index                  $______
 information on the Dollar Cost   | AYCO SERIES TRUST                               (267) Stock Index                      $______
Averaging Option. Note: Automatic | (270) Ayco Large Cap Growth Fund I     $______
 Rebalancing is not available if  |                                                 PIMCO VARIABLE INSURANCE TRUST
the Dollar Cost Averaging Option  | DREYFUS INVESTMENT PORTFOLIOS                   (288) PIMCO Real Return Bond           $______
          is chosen.              | (273) MidCap Stock                     $______  (287) PIMCO Short-Term Bond            $______
                                  |                                                 (289) PIMCO Total Return Bond          $______
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (271) Quality Bond                     $______  PUTNAM VARIABLE TRUST
                                  | (272) Small Cap                        $______  (290) Putnam VT Diversified Income     $______
                                  |                                                 (291) Putnam VT Growth and Income      $______
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND       (292) Putnam VT Int'l Growth and
                                  | (277) VIP Asset Manager                $______         Income                          $______
                                  | (276) VIP Contrafund                   $______
                                  | (274) VIP Equity-Income                $______  SAFECO RESOURCE SERIES TRUST
                                  | (275) VIP Growth                       $______  (293) Equity                           $______
                                  |                                                 (294) Growth Opportunities             $______
                                  | JANUS ASPEN SERIES - SERVICE SHARES
                                  | (280) Aggressive Growth                $______  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (278) International Growth             $______  (295) Equity Growth                    $______
                                  | (279) Worldwide Growth                 $______  (296) High Yield                       $______
                                  |
                                  | J.P. MORGAN SERIES TRUST II                     VANGUARD VARIABLE INVESTMENT FUND
                                  | (281) J.P. Morgan Small Company        $______  (297) High Yield Bond                  $______
                                  |                                                 (298) REIT Index                       $______
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (284) MFS Capital Opportunities        $______  VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (282) MFS Emerging Growth              $______  (299) Strategic Stock                  $______
                                  | (285) MFS New Discovery                $______
                                  | (283) MFS Research                     $______  WARBURG PINCUS TRUST
                                  |                                                 (300) Small Company Growth             $______
                                  | NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                  | (286) Mid-Cap Growth                   $______  Other___________________________       $______
                                  |
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC0223                                                       PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
                                  |
   ($5,000 minimum accumulation   |              (Division Name or Number)                        (Division Name or Number)
 value) Use this section to apply |
      for or make changes to      | _______% : ___________________________________     _______%  : ________________________________
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and Declared Fixed Interest Account and to change allocations for
       AUTHORIZATION              | future purchase payments and monthly deductions.
                                  |
Complete this section if you are  | Initial the designation you prefer:
 applying for or revoking current | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
     telephone privileges.        |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Contingent Insured for whom this correction is submitted:_______________________________
                                  |
 Use this section to correct the  |
 age of any person covered under  | Correct DOB: _________/____________ /_____________
this policy. Proof of the correct |
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
                                  |
  Use this section if you want to | Transfer $_______ or _______% from ____________________________ to _____________________________
  move money between divisions.   |
 The minimum amount for transfers | Transfer $_______ or _______% from ____________________________ to _____________________________
 is $500.00. Withdrawals from the |
Declared Fixed Interest Account to| Transfer $_______ or _______% from ____________________________ to _____________________________
 a Variable Division may only be  |
 made within the 60 days after a  | Transfer $_______ or _______% from ____________________________ to _____________________________
contract anniversary. See transfer|
     limitations outlined in      | Transfer $_______ or _______% from ____________________________ to _____________________________
 prospectus. If a transfer causes |
  the balance in any division to  | Transfer $_______ or _______% from ____________________________ to _____________________________
  drop below $500, AGL reserves   |
      the right to transfer       | Transfer $_______ or _______% from ____________________________ to _____________________________
 the remaining balance. Amounts   |
    to be transferred should be   | Transfer $_______ or _______% from ____________________________ to _____________________________
 indicated in dollar or percentage|
    amounts, maintaining          | Transfer $_______ or _______% from ____________________________ to _____________________________
   consistency throughout.
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AGLC0223                                                            PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
                                  |
 Use this section to apply for a  |
 partial surrender from or policy | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 loan against policy values. For  | percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
 detailed information concerning  | Interest Account and Variable Divisions in use.
these two options please refer to |
   your policy and its related    | ________________________________________________________________________________________________
  prospectus. If applying for a   |
  partial surrender, be sure to   | ________________________________________________________________________________________________
complete the Notice of Withholding|
 section of this Service Request  | ________________________________________________________________________________________________
  in addition to this section.    |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
                                  | apply. Withholding of state income tax may also be required by your state of residence. You may
Complete this section if you have | elect not to have withholding apply by checking the appropriate box below. If you elect not to
 applied for a partial surrender  | have withholding apply to your distribution or if you do not have enough income tax withheld,
        in Section 11.            | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I do want income tax withheld from this distribution.
                                  |
                                  |            ________I do not want income tax withheld from this distribution.
                                  |
                                  | It no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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 [_]  AFFIRMATION/            13. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is
      SIGNATURE                   | my correct taxpayer identification number and; (2) that I am not subject to backup withholding
                                  | under Section 3406(a)(1)(C) of the Internal Revenue Code.
   Complete this section for      |
         ALL requests.            | The Internal Revenue Service does not require your consent to any provision of this document
                                  | other than the certification required to avoid backup withholding.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLCO223                                                       PAGE 5 OF 5
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